Exhibit 10.34

DocuSign Envelope ID: 9F87C0C8-0BDC-4580-B8FD-50BC8852ED92

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 of 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00014	See Block 16C	24142200103	

6. ISSUED BY CODE OPM 243618

OPO - PHILADELPHIA
US Office of Personnel Management
600 ARCH STREET
Suite 5400
Philadelphia PA 19106-1596

7. ADMINISTERED BY (If other than Item 6) CODE

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

IDENTITY THEFT GUARD SOLUTIONS, INC.
Attn: IAN KELLY
10300 SW GREENBURG RD STE 570
PORTLAND OR 972235416

CODE W87HKT8TQJP5 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
GS10FCA017
24361819F0014

10B. DATED (SEE ITEM 13)
08/10/2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule Net Increase: $61,996,275.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Funding

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The above numbered BPA Call is hereby modified as follows:

1.) Incremental Funding in the amount of $61,996,275.00 is provided against CLIN 30001 to fully fund CLIN 30001.

As a result of this modification, the total obligation will increase by $61,996,275.00 from $269,381,143.94 to $331,377,418.94. The total BPA Call value remains the same at $416,875,698.45.
Discount Terms: PROMPT NET 30

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Tim Bender CFO		Lucy B. Tascone	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
DocuSigned by: Tim Bender (Signature of person authorized to sign)	9/15/2022	Lucy B Tascone (Signature of Contracting Officer)	Digitally signed by Lucy B Tascone Date: 2022.09.20 09:16:32 -04'00'

Previous edition unusable

DS IAK

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

DocuSign Envelope ID: 9F87C0C8 REFERENCE -0BDC-4580 NO. OF -B8FD DOCUMENT -50BC8852ED92 BEING CONTINUED PAGE OF CONTINUATION SHEET GS10FCA017/24361819F0014/P00014 2 2 NAME OF OFFEROR OR CONTRACTOR IDENTITY THEFT GUARD SOLUTIONS, INC. ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT (A) (B) (C) (D) (E) (F) Payment: OPM Delphi eInvoicing System https://einvoice.esc.gov Period of Performance: 01/01/2019 to 06/30/2024 Change Item 30001 to read as follows(amount shown is the total amount): 30001 Credit Monitoring & Identity Protection services 82,661,700.00 Background Investigations OY3 SP-CFO-55297 Incrementally Funded Amount: $82,661,700.00 Project Data: 24141522CREDITMON.10.1415000000.25222.06/21/2022 Accounting Info: 4571XXXRB0.2022.5300551000.1415000000.25222.610000 00.0000000000.0000000000.0000000000.0000000000 Funded: $59,764,409.00 Project Data: 2444300000E2PMO.10.4430000000.25222.09/06/2022 Accounting Info: 4571XXXRB0.2022.1100443000.4430000000.25222.610000 00.0000000000.0000000000.0000000000.0000000000 Funded: $2,231,866.00 Period of Performance: 07/01/2022 to 06/30/2023 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110